UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

(Amendment No.             )

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Nabi Biopharmaceuticals
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In connection with the proposed business combination transaction between Nabi Biopharmaceuticals (the “Company”) and Biota Holdings Limited, the Company has filed a definitive proxy statement, dated August 7, 2012, with the Securities and Exchange Commission (“SEC”) in connection with a special meeting of stockholders of the Company to be held on September 24, 2012.

STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE COMPANY’S DEFINITIVE PROXY MATERIALS AND ANY OTHER RELEVANT SOLICITATION MATERIALS FILED BY THE COMPANY WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION TRANSACTION. Stockholders and investors may obtain a free copy of the Company’s definitive proxy statement and other materials filed by the Company with the SEC at the SEC’s website at www.sec.gov, at the Company’s website at www.nabi.com, or by contacting Morrow & Co., LLC, the Company’s proxy solicitation agent, at (203) 658-9400 or toll-free at (800) 607-0088.

The Company’s board of directors has determined that it is advisable and in the best interests of the Company and its stockholders to consummate the proposed business combination transaction and unanimously recommends that you vote “FOR” each of the proposals to be considered and voted upon at the special meeting by signing and dating the WHITE proxy card or WHITE voting instruction form that you previously received.

On August 31, 2012, the Company provided the following presentation materials to Institutional Shareholder Services Inc.

BIOTA PHARMACEUTICALS INC. BIOTA PHARMACEUTICALS INC. 1

Forward Looking Statement
Forward Looking Statement

This presentation contains forward looking statements that involve risks and uncertainties. Although we believe that the expectations reflected in the forward looking statements are reasonable at this time, Biota and Nabi can give no assurance that these expectations will prove to be correct.  Actual results could differ materially from those anticipated. Reasons may include risks associated with drug development and manufacture, risks inherent in the regulatory processes, delays in clinical trials, risks associated with patent protection, future capital needs or other general risks or factors.  We caution readers not to place undue reliance on any such forward-
looking statements, which speak only as of the date they were made. We disclaim any obligation to publicly update or revise any such statements to reflect any change in its expectations or events, conditions, or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.
Relenza® is a registered trademark of GlaxoSmithKline.   Inavir® is a registered trademark of Daiichi Sankyo.
Forward Looking Statements regarding the Proposed Nabi-Biota Transaction
This presentation also contains forward-looking statements about the occurrence, timing and financial terms or effect of the proposed merger between Nabi and Biota, including expected timing for closing, which are based on certain assumptions made by us based on current conditions, expected future developments and other factors we believe are appropriate in the circumstances. No assurances can be given, however, that these activities, events or developments will occur or that such results will be achieved. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of Nabi or Biota. Several of these risks associated with Nabi are outlined in Nabi’s Definitive Proxy Statement filed with the Securities and Exchange Commission
(“SEC”) on August 7, 2012, and other documents Nabi files with the SEC.  We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date they were made. We disclaim any obligation to publicly update or revise any such statements to reflect any change in its expectations or events, conditions, or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.
Important Additional Information
In connection with the transaction, Nabi has filed a definitive proxy statement, dated August 7, 2012, with the SEC in connection with a special meeting of stockholders of Nabi to be held on September 24, 2012. STOCKHOLDERS AND INVESTORS ARE URGED TO READ
NABI’S DEFINITIVE PROXY MATERIALS AND ANY OTHER RELEVANT SOLICITATION MATERIALS FILED BY NABI WITH THE SEC
BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Stockholders and investors may obtain a free copy of  Nabi’s definitive proxy statement and other materials filed by Nabi with the SEC at the SEC’s website at www.sec.gov, at Nabi’s website at www.nabi.com, or by contacting Morrow & Co., LLC, Nabi’s proxy solicitation agent, at (203) 658-9400 or toll-free at
(800) 607-0088.

Merger Rationale
Merger Rationale
Enables Nabi to transition into a revenue
Enables Nabi to transition into a revenue
generating, late stage integrated biotechnology
generating, late stage integrated biotechnology
company
company
Opportunity for Nabi’s shareholders to
Opportunity for Nabi’s shareholders to
participate in the likely growth of the merged
participate in the likely growth of the merged
company
company
Result is a leading company in anti-infective
Result is a leading company in anti-infective
drug discovery and development
drug discovery and development

The Combined Company
The Combined Company
Biota
Pharmaceuticals
Three royalty generating products
$231m BARDA contract
Attractive clinical and preclinical products
$100m+ of cash
Increased ability to fund future clinical programs
Increased ability to manage Relenza patent cliff

Biota Pharmaceuticals -
Biota Pharmaceuticals -
Pipeline
Pipeline
(CDI only)
Smoking Cessation & Relapse Prevention (EU)
Treatment
Treatment
Prophylaxis
Treatment
Preclinical Phase I Phase II Phase III Marketed
Commercial
Partner/
Funding
Relenza (zanamivir)
Long acting NIs: 2
nd
Generation –
Laninamivir (marketed in Japan as Inavir)
- Inavir - Japan
- - Japan
- Laninamivir – US
- Laninamivir - Rest of World
Long acting NIs: 3
rd
Generation
- FLUNET
Phoslyra
- calcium acetate oral solution
Vapendavir
- Human Rhinovirus (HRV)
NicVAX
- nicotine conjugate vaccine
RSV
Gyrase, HCV- NN, CDI
Inavir

Influenza Market
Influenza Market
The market is divided into two distinct
The market is divided into two distinct
opportunities:
opportunities:
Seasonal influenza market  (prescription and
Seasonal influenza market  (prescription and
pharmacy)
pharmacy)
Stockpile market (governments)
Stockpile market (governments)
Market is cyclical
Market is cyclical

Laninamivir
Laninamivir
Second Generation Influenza Antiviral
Second Generation Influenza Antiviral
Laninamivir octanoate is a pro-drug converted to laninamivir
Laninamivir octanoate is a pro-drug converted to laninamivir in the lung
in the lung
Marketed as Inavir
Marketed as Inavir
® ®
(Daiichi Sankyo) in Japan (approved
(Daiichi Sankyo) in Japan (approved
October 2010)
October 2010)
Single 40mgm dose for treatment, “one and done”
Single 40mgm dose for treatment, “one and done”
Relenza 10mgm bd 5 days, Tamiflu 75mgm bd 5 days
Relenza 10mgm bd 5 days, Tamiflu 75mgm bd 5 days
Once weekly for prevention
Once weekly for prevention
Relenza 10mgm daily, Tamiflu 15mgm daily
Relenza 10mgm daily, Tamiflu 15mgm daily
Disposable, IP protected inhaler
Disposable, IP protected inhaler
Broad strain antiviral efficacy (4AH5N1,9AH1N1)
Broad strain antiviral efficacy (4AH5N1,9AH1N1)
Effective against Tamiflu resistant clinical isolates
Effective against Tamiflu resistant clinical isolates
Dosing advantage
Dosing advantage
Reduced stockpile/distribution
Reduced stockpile/distribution
Enhanced compliance
Enhanced compliance

Inavir
Inavir
Dry Powder Inhaler
Dry Powder Inhaler
Marketed in Japan by Daiichi Sankyo with royalties to Biota
Marketed in Japan by Daiichi Sankyo with royalties to Biota
Approximately 4-6% on sales
Approximately 4-6% on sales
Registration supported in Japan by:
Registration supported in Japan by:
Phase II/III pediatric (treatment) trial completed in 2009
Phase II/III pediatric (treatment) trial completed in 2009
Phase III trial in adults (treatment) completed in 2009
Phase III trial in adults (treatment) completed in 2009
Phase III prophylaxis trial completed demonstrating efficacy.  DS
Phase III prophylaxis trial completed demonstrating efficacy.  DS indicated that it will submit for prophylaxis license in 2012 indicated that it will submit for prophylaxis license in 2012
Laninamivir is co-owned with Daiichi Sankyo
Laninamivir is co-owned with Daiichi Sankyo
Daiichi Sankyo hold
Daiichi Sankyo hold
marketing rights in Japan
marketing rights in Japan
Biota is developing Laninamivir in the US
Biota is developing Laninamivir in the US
(and other western markets) under a
(and other western markets) under a
BARDA contract. Biota will hold
BARDA contract. Biota will hold
Approved US NDA
Approved US NDA
GMP approval
GMP approval
Manufacturing capacity to supply ROW
Manufacturing capacity to supply ROW

BARDA Contract Overview with Biota
BARDA Contract Overview with Biota
US$231M contract for advanced development of laninamivir
US$231M contract for advanced development of laninamivir
to lead to US NDA within 5 years
to lead to US NDA within 5 years
Major components of contract are
Major components of contract are
Process development, scale-up, commissioning of US based
Process development, scale-up, commissioning of US based
manufacturing capability for laninamivir octanoate
manufacturing capability for laninamivir octanoate
Supply of clinical trial products
Supply of clinical trial products
The completion of all relevant Phase I, Phase II and Phase III
The completion of all relevant Phase I, Phase II and Phase III clinical studies for treatment
clinical studies for treatment
Preparation of NDA submission
Preparation of NDA submission
Cost reimbursement, plus 7% fee
Cost reimbursement, plus 7% fee
No IP encumbrance
No IP encumbrance
No dilution to shareholders
No dilution to shareholders

Human Rhinovirus -
Human Rhinovirus -
BTA798 (vapendavir)
BTA798 (vapendavir)
Oral small molecule inhibitor of human rhinovirus (HRV)
Oral small molecule inhibitor of human rhinovirus (HRV)
Binds to capsid protein on surface of virus particle
Binds to capsid protein on surface of virus particle
Broad spectrum HRV antiviral
Broad spectrum HRV antiviral
Target markets
Target markets
Serious complications in patients with asthma, COPD, Cystic Fibrosis
Serious complications in patients with asthma, COPD, Cystic Fibrosis
Patients with compromised immune systems (chemotherapy,
Patients with compromised immune systems (chemotherapy,
transplants)
transplants)
Phase IIa challenge study demonstrated proof-of-concept
Phase IIa challenge study demonstrated proof-of-concept
in humans; reducing incidence and severity of HRV infection
in humans; reducing incidence and severity of HRV infection
Phase IIb trial in patients with chronic asthma met
Phase IIb trial in patients with chronic asthma met
primary end point in March 2012
primary end point in March 2012
Protected by patents owned by Biota
Protected by patents owned by Biota

Respiratory Syncytial Virus (RSV)
Respiratory Syncytial Virus (RSV)
For unserved infant and elderly markets
For unserved infant and elderly markets
U.S.
U.S.
mortality
mortality
in
in
the
the
elderly
elderly
estimated
estimated
at
at
17,000
17,000
deaths
deaths
per
per
year
year
Potential RSV market for treatment and prophylaxis is
Potential RSV market for treatment and prophylaxis is
large
large
MedImmune
MedImmune
(AZ)
(AZ)
dominates
dominates
prophylaxis
prophylaxis
market
market
with
with
Synagis
Synagis
® ®
>$1bn
>$1bn
Synagis –
Synagis –
mAb by injection and limited reimbursement scope
mAb by injection and limited reimbursement scope
No treatment product available
No treatment product available
New lead candidate identified
New lead candidate identified
RSV fusion inhibitor
RSV fusion inhibitor
Strong IP position
Strong IP position
Solely owned by Biota
Solely owned by Biota

Hepatitis C Non Nucleoside (HCV-NN)
Hepatitis C Non Nucleoside (HCV-NN)
Non-nucleoside  NS5b inhibitor
Non-nucleoside  NS5b inhibitor
Nanomolar pan-genotypic
Nanomolar pan-genotypic
Intended for Interferon free combination
Intended for Interferon free combination
Active in HCV replicon
Active in HCV replicon
Orally bioavailable
Orally bioavailable
IP owned by Biota
IP owned by Biota

Gyrase ( GYR) Anti-bacterial
Gyrase ( GYR) Anti-bacterial
GyrB/ParE inhibitor
GyrB/ParE inhibitor
Equivalent
Equivalent
or
or
superior
superior
to
to
Zyvox
Zyvox
in
in
multiple
multiple
animal models
animal models
IV/ Oral switch profile
IV/ Oral switch profile
Effective against multidrug resistant bacteria in
Effective against multidrug resistant bacteria in
pre-clinical studies
pre-clinical studies
Low resistance frequency
Low resistance frequency
IP owned by Biota
IP owned by Biota
TM

Opportunity Summary
Opportunity Summary
If the merger is approved, Biota Pharmaceuticals,
If the merger is approved, Biota Pharmaceuticals,
Inc. will have
Inc. will have
Three royalty generating products, Relenza, Inavir and potentially
Three royalty generating products, Relenza, Inavir and potentially
PhosLyra
PhosLyra
Two clinical programs
Two clinical programs
Laninamivir (a long acting anti-influenza neuraminidase inhibitor) -
Laninamivir (a long acting anti-influenza neuraminidase inhibitor) -
US $231 million contract with BARDA for the advanced
US $231 million contract with BARDA for the advanced
development,
development,
Vapendavir (a phase III-ready human rhinovirus program)
Vapendavir (a phase III-ready human rhinovirus program)
NicVAX interest
NicVAX interest
Pre-clinical programs, including respiratory syncytial virus (RSV),
Pre-clinical programs, including respiratory syncytial virus (RSV), hepatitis C (HCV-NN), broad spectrum antibiotic targeting gyrase hepatitis C (HCV-NN), broad spectrum antibiotic targeting gyrase
(GYR)
(GYR)
Over US$100 million in cash with which to develop its program
Over US$100 million in cash with which to develop its program pipeline
pipeline

Key Aspects of Agreement
Key Aspects of Agreement
Nabi will acquire all of the outstanding ordinary shares in Biota
Nabi will acquire all of the outstanding ordinary shares in Biota
Nabi’s post-merger assets contribution to the merged company
Nabi’s post-merger assets contribution to the merged company includes $54 million in cash, a right to receive royalties from a includes $54 million in cash, a right to receive royalties from a marketed product (PhosLyra) and an interest in NicVAX vaccine marketed product (PhosLyra) and an interest in NicVAX vaccine
Nabi plans to return to its stockholders its remaining cash in
Nabi plans to return to its stockholders its remaining cash in excess of the $54 million required to be held by Nabi at closing excess of the $54 million required to be held by Nabi at closing after satisfying outstanding liabilities
after satisfying outstanding liabilities
Nabi intends to distribute contingent value right related to
Nabi intends to distribute contingent value right related to
NicVAX to current Nabi shareholders
NicVAX to current Nabi shareholders
Immediately following the closing of the merger, the board of
Immediately following the closing of the merger, the board of directors of the combined company will consist of six current directors of the combined company will consist of six current
Biota Directors and two current Nabi Directors.
Biota Directors and two current Nabi Directors.

Anticipated Merger Timeline
Anticipated Merger Timeline
Merger Agreement announced
Merger Agreement announced
23 April
23 April
Scheme Booklet/Proxy to Shareholders
Scheme Booklet/Proxy to Shareholders
August
August
Meetings of Shareholders
Meetings of Shareholders
September
September
If transaction is approved, Biota
If transaction is approved, Biota
Pharmaceuticals Inc. listed on Nasdaq
Pharmaceuticals Inc. listed on Nasdaq
October
October

Nabi’s Assets as of Q2, 2012
Nabi’s Assets as of Q2, 2012
Cash: $92.6 million at end of June, 2012
Cash: $92.6 million at end of June, 2012
Potential remaining NicVAX value: GSK’s
Potential remaining NicVAX value: GSK’s
second generation asset and relapse
second generation asset and relapse
prevention study in the Netherlands
prevention study in the Netherlands
Potential PhosLyra royalties
Potential PhosLyra royalties
Net Operating losses (NOLs), value limited due
Net Operating losses (NOLs), value limited due
to merger
to merger

Nabi’s Cash Assets
Nabi’s Cash Assets
Merger agreement obligates Nabi to provide $54
Merger agreement obligates Nabi to provide $54
million in cash at close to the combined company
million in cash at close to the combined company
Additionally, after satisfying its liabilities, Nabi
Additionally, after satisfying its liabilities, Nabi
indicated that it will distribute $25 million to $30
indicated that it will distribute $25 million to $30
million to shareholders in the form of a dividend,
million to shareholders in the form of a dividend,
a return of capital, a tender offer or a combination
a return of capital, a tender offer or a combination
Nabi has already returned $24.4 million to its
Nabi has already returned $24.4 million to its
shareholders in the form of a Dutch Auction Tender
shareholders in the form of a Dutch Auction Tender
Offer
Offer

Tender Offer ..Background
Tender Offer ..Background
Nabi has at least two major groups of
Nabi has at least two major groups of
shareholders:
shareholders:
Traditional long term shareholders who are
Traditional long term shareholders who are
interested in participating in the growth of the
interested in participating in the growth of the
combined company
combined company
Arbitrage shareholders who invested in the stock
Arbitrage shareholders who invested in the stock
after the failure of NicVAX with the view to benefit
after the failure of NicVAX with the view to benefit
from the arbitrage between the market cap and cash
from the arbitrage between the market cap and cash
available
available
Clearly the investment thesis is completely
Clearly the investment thesis is completely
different between the two groups
different between the two groups

Tender Offer ..Strategy
Tender Offer ..Strategy
Nabi implemented a Dutch Auction Tender Offer
Nabi implemented a Dutch Auction Tender Offer
to allow arbitrage shareholders to exit the stock,
to allow arbitrage shareholders to exit the stock,
while allowing traditional investors to participate
while allowing traditional investors to participate
in the potential benefits from the merger
in the potential benefits from the merger

Tender Offer ...Outcome
Tender Offer ...Outcome
The Tender Offer was successful and over-
The Tender Offer was successful and over-
subscribed
subscribed
A total of 14,547,996 shares were accepted for
A total of 14,547,996 shares were accepted for
purchase, representing approximately 33.93% of the
purchase, representing approximately 33.93% of the
total outstanding shares, at a purchase price of
total outstanding shares, at a purchase price of
$1.68 per share, a premium of approximately 5%
$1.68 per share, a premium of approximately 5%
over the Nabi trading share price
over the Nabi trading share price

Liquidation Scenario as an Alternative
Liquidation Scenario as an Alternative
Under the liquidation scenario, Nabi estimates
Under the liquidation scenario, Nabi estimates
that the amount of cash available to
that the amount of cash available to
shareholders is as follows:
shareholders is as follows:
$1.51 to $1.68 upon approval of liquidation
$1.51 to $1.68 upon approval of liquidation
(approximately three to four months after the Sept
(approximately three to four months after the Sept
24
24
th
vote)
vote)
Over the following three years, shareholders may
Over the following three years, shareholders may
receive additional distributions of the $5 million to
receive additional distributions of the $5 million to
$10 million reserve, provided that there are no
$10 million reserve, provided that there are no
legitimate claims on any of said reserve
legitimate claims on any of said reserve

The Math..for Liquidation Scenario
The Math..for Liquidation Scenario
Nabi’s cash at the end of Q2 = $92.6 million
Nabi’s cash at the end of Q2 = $92.6 million
Tender offer plus expenses = ($24.7 million)
Tender offer plus expenses = ($24.7 million)
Operating cost to October 2012 = ($1.5 million)
Operating cost to October 2012 = ($1.5 million)
Wind-down costs = ($13.6 million)
Wind-down costs = ($13.6 million)
Subtotal = $52.8 million
Subtotal = $52.8 million
Reserve = ($5 million) to ($10 million)
Reserve = ($5 million) to ($10 million)
At start of liquidation = $48 million to $43 million
At start of liquidation = $48 million to $43 million
Shares outstanding = 28,328,034
Shares outstanding = 28,328,034
Initial distribution per share at start of liquidation =
Initial distribution per share at start of liquidation =
$1.51 to 1.68
$1.51 to 1.68

Alternative Proposed by some
Alternative Proposed by some
Shareholders
Shareholders
Distribute substantially all the cash then merge
Distribute substantially all the cash then merge
with another company for the public listing:
with another company for the public listing:
This alternative is speculative under new Nasdaq
This alternative is speculative under new Nasdaq
rules and may not yield the desired outcome if Nabi
rules and may not yield the desired outcome if Nabi
is deemed a shell company
is deemed a shell company
Distribute substantially all the cash then ask a
Distribute substantially all the cash then ask a
third party liquidator to assume liability:
third party liquidator to assume liability:
We also believe that this alternative may be even
We also believe that this alternative may be even
more expensive to shareholders, because a third
more expensive to shareholders, because a third
party liquidator would likely request the same
party liquidator would likely request the same
reserve and to make a profit would incur a higher
reserve and to make a profit would incur a higher
operating cost
operating cost

Potential Benefits of US Capital
Potential Benefits of US Capital
Markets
Markets
Primary objective is to realize value of
Primary objective is to realize value of
laninamivir in the US
laninamivir in the US
US is key
US is key
BARDA contract is highly US focused
BARDA contract is highly US focused
US manufacturing capacity
US manufacturing capacity
High US clinical component
High US clinical component
US regulatory requirements
US regulatory requirements
BARDA’s location
BARDA’s location
Achieving success likely requires a significant US
Achieving success likely requires a significant US
presence by Biota
presence by Biota
On completion, major customer is US Government
On completion, major customer is US Government

Summary
Summary
Nabi undertook a comprehensive strategic
Nabi undertook a comprehensive strategic
alternative process with the help of investment
alternative process with the help of investment
bankers and other advisors
bankers and other advisors
Through the process, a merger with Biota was
Through the process, a merger with Biota was
identified as an advisable and recommended
identified as an advisable and recommended
alternative to other opportunities (including
alternative to other opportunities (including
liquidation)
liquidation)
Commercial stage company with two royalty-bearing
Commercial stage company with two royalty-bearing
drugs
drugs
Lead compound being developed for the US and
Lead compound being developed for the US and
other western countries, is already licensed in Japan
other western countries, is already licensed in Japan
Deep and attractive pipeline
Deep and attractive pipeline